Exhibit 99.3


                     SWISS RE FINANCIAL PRODUCTS CORPORATION
                               55 East 52nd Street
                            New York, New York 10055
                    Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:                September 25, 2006

TO:                  Countrywide Home Loans, Inc.

ATTENTION:           Documentation Unit

FROM:                Swiss Re Financial Products Corporation

RE:                  Swap Transaction

REFERENCE NO: 1073229

Dear Sir or Madam:

         The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction traded between Swiss Re Financial Products Corporation ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the trade date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

          Notwithstanding anything to the contrary in the Agreement, the definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. To the extent that there is any inconsistency between those Definitions and Provisions and this Confirmation, this Confirmation will govern. For the purposes of the Definitions, all references to a "Transaction" in this Confirmation shall also be deemed to be references to a "Swap Transaction".

         This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transactions to which this Confirmation relates. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (Multicurrency - Cross Border) dated as of December 15, 2005, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below.

         Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-17 dated as of September 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
-------------
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Trade Date:                         September 8, 2006

Effective Date:                     September 25, 2006

Termination Date:                   March 25, 2012, subject to adjustment in
                                    accordance with the Following Business Day
                                    Convention.

Notional Amount:                    With respect to any Calculation Period, the
                                    lesser of (i) the amount set forth for such period in Annex A attached hereto and (ii) the aggregate Certificate Principal Balance of the Class 1-A, Class 2-A-1, Class 2-A-2,
                                    Class 2-A-3, Class M-1, Class M-2, Class
                                    M-3, Class M-4, Class M-5, Class M-6, Class
                                    M-7, Class M-8, Class M-9 and Class B
                                    Certificates (as defined in the Pooling and Servicing Agreement) immediately prior to the Distribution Date (as defined in the Pooling and Servicing Agreement) occurring in the calendar month in which such Calculation Period ends.

Upfront Amount:
--------------

     Upfront Amount:                Party A will pay $2,040,000 to Party B on
                                    September 25, 2006.

Floating Amounts:
----------------

     Floating Rate Payer:           Party A

     Floating Rate Payer            Early Payment shall be applicable. For each
     Payment Dates:                 Calculation Period, the Floating Rate Payer
                                    Payment Date shall be the first  Business
                                    Day prior to the related Floating Rate Payer
                                    Period End Date.

     Floating Rate Payer Period     The 25th of each month in each year from
     End Dates:                     (and including) October 25, 2006 to (and
                                    including) the Termination Date, subject to adjustment in accordance with the Following
                                    Business Day Convention.

     Floating Rate Option:          USD-LIBOR-BBA.

     Designated Maturity:           One Month

     Spread:                        None

     Floating Rate Day              Actual/360
     Count Fraction:

     Reset Dates:                   The first day of each Calculation Period.

     Compounding:                   Inapplicable

     Business Days for Reset:       London


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Fixed Amounts:
-------------

     Fixed Rate Payer:              Party B

     Fixed Rate Payer               The 25th of each month in each year from
     Payment Dates:                 (and including) October 25, 2006 to (and
                                    including) the Termination Date, subject to adjustment in accordance with the Following
                                    Business Day Convention.

     Fixed Rate Payer Period        The 25th of each month in each year from
     End Dates:                     (and including) October 25, 2006 to (and
                                    including) March 25, 2012, with No
                                    Adjustment.

     Fixed Rate:                    5.35%

     Fixed Rate Day Count           30/360
     Fraction:

Business Days for Payments by       New York.
Both Parties:

Amendment to Section 2(c) of the    Notwithstanding anything to the contrary in
Agreement:                          Section 2(c) of the Agreement, amounts that
                                    are payable with respect to Calculation
                                    Periods which end in the same calendar month
                                    (prior to any adjustment of period end
                                    dates) shall be netted, as provided in
                                    Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.

Procedural Terms:
----------------

Account Details:

         Payments to Party A:       JPMorgan Chase Bank
                                    SWIFT: CHASUS33
                                    For the Account of Swiss Re Financial
                                    Products Corporation
                                    Account No.: 066-91118

         Payments to Party B:       As per Party B's standard settlement
                                    instructions; provided, however that upon any assignment of this Transaction, account details shall be provided in the assignment agreement.

Assignment:                         Party A will not unreasonably withhold or
                                    delay its consent to an assignment of this Transaction to any other third party.


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

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                     Swiss Re Financial Products Corporation
                     Attention: Derivatives Documentation
                     Fax: (917) 322-7201 Phone: (212) 407-7322


SWISS RE FINANCIAL PRODUCTS CORPORATION



By: /s/ Robert Spuler
    ----------------------------------
Name:  Robert Spuler
Title: Senior Vice President



Accepted and confirmed as of the Trade Date written above:

COUNTRYWIDE HOME LOANS INC.



By: /s/ Jennifer Shiley Sandefur
    ----------------------------------------
Name:  Jennifer Shiley Sandefur
Title: Senior Managing Director and Treasurer


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                                     Annex A

All dates subject to adjustment in accordance with the Following Business Day Convention with respect to each Floating Rate Payer Period End Date and subject to No Adjustment with respect to each Fixed Rate Payer Period End Date.

    Period Start Date           Period End Date             Notional Amount

            09/25/2006                10/25/2006               981,500,000
            10/25/2006                11/25/2006               973,503,537
            11/25/2006                12/25/2006               963,971,102
            12/25/2006                01/25/2007               952,916,977
            01/25/2007                02/25/2007               940,362,562
            02/25/2007                03/25/2007               926,336,436
            03/25/2007                04/25/2007               910,875,080
            04/25/2007                05/25/2007               894,219,303
            05/25/2007                06/25/2007               876,264,056
            06/25/2007                07/25/2007               857,068,906
            07/25/2007                08/25/2007               836,699,960
            08/25/2007                09/25/2007               815,229,594
            09/25/2007                10/25/2007               792,732,200
            10/25/2007                11/25/2007               772,727,770
            11/25/2007                12/25/2007               751,888,796
            12/25/2007                01/25/2008               730,308,880
            01/25/2008                02/25/2008               708,085,668
            02/25/2008                03/25/2008               681,543,703
            03/25/2008                04/25/2008               654,033,767
            04/25/2008                05/25/2008               627,623,143
            05/25/2008                06/25/2008               602,276,962
            06/25/2008                07/25/2008               577,952,383
            07/25/2008                08/25/2008               554,608,286
            08/25/2008                09/25/2008               532,205,202
            09/25/2008                10/25/2008               495,980,337
            10/25/2008                11/25/2008               462,390,264
            11/25/2008                12/25/2008               431,234,916
            12/25/2008                01/25/2009               402,329,803
            01/25/2009                02/25/2009               375,504,791
            02/25/2009                03/25/2009               350,602,961
            03/25/2009                04/25/2009               335,787,795
            04/25/2009                05/25/2009               321,597,270
            05/25/2009                06/25/2009               308,005,097
            06/25/2009                07/25/2009               156,351,338
            07/25/2009                08/25/2009               152,961,531
            08/25/2009                09/25/2009               149,750,125
            09/25/2009                10/25/2009               146,934,506
            10/25/2009                11/25/2009               144,081,314
            11/25/2009                12/25/2009               141,575,158
            12/25/2009                01/25/2010               138,957,991
            01/25/2010                02/25/2010               136,848,786
            02/25/2010                03/25/2010               134,773,331


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            03/25/2010                04/25/2010               132,305,799
            04/25/2010                05/25/2010               129,942,261
            05/25/2010                06/25/2010               127,564,566
            06/25/2010                07/25/2010               125,278,556
            07/25/2010                08/25/2010               123,002,681
            08/25/2010                09/25/2010               120,852,492
            09/25/2010                10/25/2010               118,914,331
            10/25/2010                11/25/2010               116,900,944
            11/25/2010                12/25/2010               115,086,401
            12/25/2010                01/25/2011               113,159,658
            01/25/2011                02/25/2011               111,616,585
            02/25/2011                03/25/2011               110,125,075
            03/25/2011                04/25/2011               108,390,640
            04/25/2011                05/25/2011               106,753,239
            05/25/2011                06/25/2011               105,134,720
            06/25/2011                07/25/2011               103,431,472
            07/25/2011                08/25/2011               100,987,756
            08/25/2011                09/25/2011                98,460,619
            09/25/2011                10/25/2011                96,396,871
            10/25/2011                11/25/2011                94,445,488
            11/25/2011                12/25/2011                92,831,425
            12/25/2011                01/25/2012                91,028,531
            01/25/2012                02/25/2012                89,568,747
            02/25/2012                03/25/2012                88,232,303

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